LINCOLN VARIABLE INSURANCE PRODUCTS TRUST Lincoln Hedged Nasdaq-100 Fund Supplement Dated November 13, 2023 to the Summary and Statutory Prospectuses dated September 15, 2023

This Supplement updates certain information in the Summary and Statutory Prospectuses for the Lincoln Hedged Nasdaq-100 Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, the Fund’s contractual advisory fee waivers and expense reimbursements will continue through at least April 30, 2025, and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser. Accordingly, effective immediately, the Fund’s Annual Fund Operating Expenses table footnote in the Fees and Expenses section of the Summary and Statutory Prospectuses is revised as follows:

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Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.23% on the first $50 million of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.62% of the Fund’s average daily net assets for the Standard Class (and 0.97% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least April 30, 2025 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST Lincoln Hedged Nasdaq-100 Fund Supplement Dated November 13, 2023 to the Statement of Additional Information dated September 15, 2023

This Supplement updates certain information in the Statement of Additional Information (“SAI”) for the Lincoln Hedged Nasdaq-100 Fund (the “Fund”). You may obtain copies of the Fund’s SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, the Fund’s contractual advisory fee waivers and expense reimbursements will continue through at least April 30, 2025, and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser. Accordingly, effective immediately, the following replaces the information under Fee Waivers and Expense Reimbursements in the Investment Adviser and Sub-Adviser section:

With respect to the Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.23% on the first $50 million of each Fund’s average daily net assets; and 0.00% of each Fund’s average daily net assets in excess of $50 million. The Adviser has also contractually agreed to reimburse each Fund to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.62% of average daily net assets for the Standard Class of a Fund and 0.97% for the Service Class. Any reimbursement made by the Adviser is subject to recoupment from a Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of a Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue at least through April 30, 2025, and cannot be terminated before that date without the mutual agreement of the Funds’ Board of Trustees and the Adviser.

There can be no assurance that the above fee waivers or expense limitations will continue beyond the dates indicated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE